Ener1 Inc.

ENERGY FOR THE FUTURE

VALUERICH

THINK SMALL- CAP

March 2007

ENEI.OB

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the immediate need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Corporate Strategy

Ener1 is an alternative energy technology company

EnerDel – advanced battery technology

Li-ion batteries for hybrid electric and plug-in hybrid electric vehicles

Positioned to benefit from major shift by HEV and PHEV manufacturers from nickel to high-power Li-ion batteries in 2008 – 2009

Domestic supplier for U.S. automotive industry

Additional applications for military, asset tracking and industrial batteries

EnerFuel – advanced fuel cell technology

Commercial products for launch in 2007

Providing sustainable energy source in remote locations

Developing high temperature fuel cells – industry pioneer

Ener1

Ener1 GROUP
Ener1
EnerDel
EnerFuel
NanoEner
ENERSTRUCT

Energy For the Future

Group Corporate Structure

Lithium Batteries

80.5%

Fuel Cells

100.0%

Nanotech R&D

100.0%

Energy Apps

42.0%

85.4%

Lithium Will Increase HEV Sales

Comparison of Lithium and Nickel Batteries:

Energy density

Power

Cycle life

Safety

Reliability

Cost

Low temperature mode

Recyclability

Environmental friendliness

Weight

Size

Superior

Superior

Superior

Equal

Superior

Superior

Superior

Equal

Equal

Superior

Superior

2 – 3x

2x

2 – 3x

Meets OEM targets

1.5x

0.6x

0.4x

Over 35% reduction in weight

Over 55% reduction in size

EnerDel Li-Ion vs. NiMH HEV Pack

NiMH pack in today’s HEV

36 liters / 36 kg

EnerDel Li-ion pack for HEV

15 liters / 23 kg

Control electronics not included

EnerDel’s Competitive Advantage

The EnerDel Li-ion battery is superior to competition

Product design – flat stacked vs. wound design

Proprietary materials – nano phase

Low costs – materials and labor

Surpassed testing requirements of USABC

Power                                             Life

Energy                                          Temperature performance

U.S.-based manufacturing – Indianapolis

Extensive industry expertise and strategic relationships

Battery pack engineering team from Delphi

Experienced management team with product launch experience

Manufacturing engineering at EnerStruct from Japan

Ener1

FRM
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FRM
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EnerDel

Energy For the Future

Superior High Rate/Thermal Performance

80A Continuous Discharge
EnerDel 2Ah Cell

33oC

66.7oC

30A Continuous Discharge
Competitors 2.3Ah Cell

Competitor

EnerDel

EnerDel – U.S.-based Supplier

Indianapolis facility for
battery cell and pack
manufacturing

68,000 ft 2 of RD and
pilot production plant

Capacity ~300k
packs/year

Automated production

Proximity to customers –
engineering and marketing
interaction

Delphi

Bldg 4

EnerDel

Bldg 7

Delphi

Bldg 3

GM-AED

UTE

Li-ion Battery Market Drivers

Toyota leading conversion to HEVs

HEVs will constitute 80% of all vehicles sold by 2015, according to Booz Allen Hamilton

Toyota leading conversion to Li-ion batteries

Detroit taking aggressive steps

Mandate to reduce energy bill and carbon dioxide emission

Li-ion battery market for HEV / PHEV / EV will grow substantially 2010 – 2015

15 HEV models in 2007         65 HEV models 2011

Honda Civic

Lexus GS 450h

Toyota Prius

Lexus RX 400h

EnerFuel Strategy

Already commercializing critical fuel cell components and
providing services for industry customers

Immediate revenues

Developing proprietary commercial fuel cell products for
2007 market launch

Long term, developing high temperature fuel cells and
membranes

Stationary applications

Transportation applications

EnerFuel Timeline

Services and products that build on each other

Immediate sales subsidize R&D of products for multibillion markets

Diversified product line reduces market risks

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier)

Low Temperature FC and Integrated Products (Sensors)

Modular Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

Fuel Cell Competition

Competitors are mainly pure stack or pure membrane
companies

Stack competitors: Ballard, Plug Power, ReliOn

Membrane competitors: Gore, DuPont, Asahi Glass, PEMEAS

EnerFuel works with both stacks and membranes – optimizes both in ways competition cannot

There is little competition in the affordable commercial fuel cell product category

Commercial Programs

Developing proprietary fuel cell commercial products

Fuel cell’s advantage – providing long term energy source in remote locations

Expect to launch the first commercial product during 2007

EnerFuel has invented a proprietary chemical hydride process, which produces hydrogen for fuel cells through chemical reactions

Solves the issue of the availability of safe and reliable hydrogen supply

On the market concurrent with the fuel cell commercial product

Florida Hydrogen Initiative commencing in May 2007

Developing fuel cells for DOD under the American Science and Technology contract – already in progress

Humidifier – Market Entrance

Launched in June 2006

1.2kW humidifiers selling
through
www.fuelcellstore.com

Buyers – major fuel cell
integration companies

Customers include IdaTech,
Hydrogenics, Cellex

Modest market opportunity,
but creates brand equity and
brings in immediate revenues

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

Commercial Fuel Cell Products

Commercial products that require long term energy in remote
locations

Cameras

Remote sensors – weather, tsunami,
earthquake

Backup power

Why fuel cells?

Longer lasting and providing more energy than batteries

Cheaper and lighter than
solar cells; not dependent
on sunlight

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

High Temp Fuel Cell and Membrane

Industry moving to high temperature cells

Potential reduction in cost, volume and complexity

High temp fuel cells – level playing field for EnerFuel

Strong internal expertise and capabilities (fuel cell and membrane)

Pioneer in the area – no need to catch up with “big guys”

High sales potential

Estimated $100 to $200 billion eventual market

Replacement of internal combustion engine

EnerFuel plan

Two years of R&D

Early sales of end products –
backup and emergency power

Graduation to larger sales to
OEMs – automobiles

Engineering and Testing Services

Government Contracts and Grants

System Components (Humidifier, etc.)

Low Temperature FC and Integrated Products (Sensors)

High Temperature Stack

FC System & Integrated Products

High Temperature MEA

2006

2007

2008

2009

2010

Nano Technology and Batteries

NanoEner is developing new generation of electrodes

No binding and conductive additives

Super high rate of discharge

30% more energy

Improved charge time

Reduced weight

Better safety

Excellent mechanical strength

NanoEner has proprietary vapor deposition-solidification (VDS)
technology for nanostructures

Qualities beneficial to consumer

Management

CFO of $1.5 billion division of IBM

CFO of Recall Corporation

CFO

Ajit Habbu

Directed development of lithium batteries since 1998

Doctorate in solid-state chemical physics

Founder, CEO and
CTO

Peter Novak

Founder/CEO of Anuvu, developer of fuel cells for automotive applications

Project and Design Engineer for rockets and fuel cells at
Aerojet Propulsion Division of GenCorp

Executive VP and
President of EnerFuel

Rex Hodge

Co-founder and executive with Quallion, manufacturer of
batteries for medical implants and aerospace applications

COO of EnerDel

Naoki Ota

Member of management team of successful Li-ion battery
start-up and IPO

Sales and Marketing Director/VP U.S. of Danionics,
international lithium battery company

Executive VP and
President of EnerDel

Ulrik Grape

Experience

Title

Name

Highlights

Automotive is moving to HEV and PHEV and Toyota is leading
the market

Li-ion battery is critical to success of HEV and PHEV

EnerDel battery advantages in power, safety and longevity

Fuel cell commercial products now and high temperature fuel
cells in the future

Domestic manufacturing

Strategic relationships with Japanese battery and U.S.
automotive suppliers

Experienced management team

Selected Stock Market Data*

Trading symbol:

52-week trading range:

Recent price:

Average daily trading volume:

Market cap:

Shares outstanding:

*Source: Yahoo! Finance as of March 21, 2007.

ENEI.OB

$0.18 - $0.50

$0.27

166,047

$119 million

439 million

March 2007

ENEI.OB

An Alternative Energy
Technology Company